FIFTH AMENDMENT TO CREDIT AGREEMENT

     THIS FIFTH AMENDMENT to Credit Agreement (the "Amendment") is made as of this 24th day of September, 1997, by and among Sportmart, Inc. ("Borrower"), BT Commercial Corporation, as agent (in its capacity as agent, "Agent") and BT Commercial Corporation (in its capacity as lender, "BTCC"), Sanwa Business Credit Corporation ("Sanwa"), LaSalle National Bank ("LaSalle"), Fleet Capital Corporation ("Fleet"), Heller Financial, Inc. ("Heller"), National Bank of Canada ("NBC"), American National Bank and Trust Company of Chicago ("American National") and IBJ Schroder Bank and Trust Company ("IBJ"), as Lenders (BTCC, Sanwa, LaSalle, Fleet, Heller, NBC, American National and IBJ referred to collectively as "Lenders")

                         W I T N E S S E T H:

     WHEREAS, Borrower, Agent and Lenders are parties to that certain Credit Agreement dated as of September 6, 1996 as amended by that certain Consent and First Amendment to Credit Agreement dated as of November 21, 1996, that certain Consent and Second Amendment dated as of January 17, 1997 and that certain Third Amendment to Credit Agreement dated as of March 26, 1997, that certain Fourth Amendment to Credit Agreement dated as of June 6, 1997 (as so amended, the "Credit Agreement"); and

     WHEREAS, Borrower has requested that Agent and Lenders provide for certain amendments to the Credit Agreement as more fully set forth herein.

     NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the adequacy of which is hereby acknowledged, and subject to the terms and conditions hereof, the parties hereto hereby agree as follows:

     SECTION  1.    DEFINITIONS.    Unless  otherwise  defined  herein,
all capitalized terms shall have the meaning given to them in the Credit Agreement.

     SECTION 2. AMENDMENT TO CREDIT AGREEMENT. Section 1.1 of the Credit Agreement is hereby amended by deleting clause (b) in the definition of "Borrowing Base" in its entirety and inserting the following in lieu thereof:

          "(b) sixty-five percent (65%) of Eligible Inventory; provided, however, that so long as no Default or Event of Default has occurred and is continuing, (i) during the period from September 24, 1997 through and including December 15, 1997, the amount available for advance against Eligible Inventory shall be increased by the lesser of (A) an additional nine percent (9%) or
          (B) $15,000,000, and (ii) during the period from September 15 through and including December 15 for each year during the term hereof thereafter, the amount available for advance against Eligible Inventory shall be increased by the lesser of (A) an additional five percent (5%) of Eligible Inventory or (B) $10,000,000, plus"

     SECTION  3.    CONDITION  PRECEDENT.    The effectiveness of this
Amendment is expressly conditioned upon satisfaction of the following conditions precedent:

          3.1 Borrower shall have paid, on the date hereof, to Agent for the benefit of Lenders, of an amendment fee in the amount of $100,000.

          3.2 Agent shall have received copies of this Amendment duly executed by Borrower and Lenders constituting Majority Lenders.

     SECTION  4.    REAFFIRMATION  BY  BORROWER.    Borrower  hereby
represents and warrants to Agent and Lender that (i) the representations and warranties set forth in Section 6 of the Credit Agreement are true and correct on and as of the date hereof, except to the extent (a) that any such representations or warranties relate to a specific date, or (b) of changes thereto as a result of transactions for which Agent and Lenders have granted their consent; (ii) Borrower is on the date hereof in compliance with all of the terms and provisions set forth in the Credit Agreement as hereby amended; and
(iii) upon execution hereof no Default or Event of Default has occurred and is continuing or has not previously been waived.

     SECTION 5. FULL FORCE AND EFFECT. Except as herein amended, the Credit Agreement and all other Credit Documents shall remain in full force and effect.

     SECTION 6. COUNTERPARTS. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment on the day and year specified above.

                                BORROWER:

                                SPORTMART, INC.

                                By:  /S/  THOMAS HENDRICKSON
                                   Name:  Thomas Hendrickson
                                   Title: Executive Vice President &
                                          Chief Financial Officer

                                AGENT:

                                BT COMMERCIAL CORPORATION

                                By:  /S/  WAYNE HILLOCK
                                   Name:  Wayne Hillock
                                   Title: Senior Vice President

                                LENDER:

                                BT COMMERCIAL CORPORATION

                                By:  /S/  WAYNE HILLOCK
                                   Name:  Wayne Hillock
                                   Title: Senior Vice President

                                LENDER:

                                SANWA BUSINESS CREDIT CORPORATION

                                By:  /S/  MICHAEL J. COX
                                   Name:  Michael J. Cox
                                   Title: First Vice President

                                LENDER:

                                LASALLE NATIONAL BANK

                                By:   /S/ TOM J. LANSCIOME
                                   Name:  Tom J. Lansciome
                                   Title: First Vice President

                                LENDER:

                                FLEET CAPITAL CORPORATION

                                By:  /S/  ROBERT J. LUND
                                   Name:  Robert J. Lund
                                   Title: Vice President

                                LENDER:

                                HELLER FINANCIAL, INC.

                                By:  /S/  LINDA G. PEDDLE
                                   Name:  Linda G. Peddle
                                   Title: Vice President/Account Exec

                                LENDER:

                                NATIONAL BANK OF CANADA

                                By:  /S/  JONATHAN MILLARD
                                   Name:  Jonathan Millard
                                   Title: Asst Vice President

                                By:  /S/  CHARLES MARTIN, JR.
                                   Name:  Charles Martin, Jr.
                                   Title: Vice President & Mgr

                                LENDER:

                                AMERICAN NATIONAL BANK AND TRUST
                                COMPANY OF CHICAGO

                                By:  /S/  PAUL CARLISLE
                                   Name:  Paul Carlisle
                                   Title: First Vice President

                                LENDER:

                                IBJ SCHRODER BANK AND TRUST COMPANY

                                By:  /S/  ROBERT R. WALLACE
                                   Name:  Robert R. Wallace
                                   Title: Vice President